2,500,000 Shares


                           ADVANCED HEALTH CORPORATION

                                  Common Stock


                             UNDERWRITING AGREEMENT

                                                                October __, 1997

COWEN & COMPANY
HAMBRECHT & QUIST LLC
SBC WARBURG DILLON READ INC.
VOLPE BROWN WHELAN & COMPANY, LLC
     As Representatives of the several Underwriters

c/o Cowen & Company
     Financial Square
     New York, New York  10005

Ladies and Gentlemen:

     1. Introductory. Advanced Health Corporation, a Delaware corporation (the "Company"), and certain of the selling stockholders named in Schedule B hereto (the "Firm Selling Stockholders") propose to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the "Underwriters" or, each, an "Underwriter"), an aggregate of 2,500,000 shares of Common Stock, par value $.01 per share (the "Common Stock") of the Company. The aggregate of 2,500,000 shares so proposed to be sold is hereinafter referred to as the "Firm Stock". The Company, certain of the Firm Selling Stockholders named in Schedule B hereto and certain selling stockholders of the Company designated as management selling stockholders in Schedule B hereto (the "Management Selling Stockholders" and, together with the Firm Selling Stockholders, the "Selling Stockholders") may also sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional 375,000 shares of Common Stock (the "Optional Stock"). The Firm Stock and the Optional Stock are hereinafter collectively referred to as the "Stock". Cowen & Company ("Cowen"), Hambrecht & Quist LLC, SBC Warburg Dillon Read Inc. and Volpe Brown Whelan & Company, LLC are acting as


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representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives".

     2. (a) Representations and Warranties of the Company and the Management Selling Stockholders. The Company and the Management Selling Stockholders represent and warrant to, and agree with, the several Underwriters that:

          (i) A registration statement on Form S-1 (File No. 333-35115), as amended, in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective with respect to the Stock, including preeffective prospectuses included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, copies of which have heretofore been delivered to you, has been carefully prepared by the Company in conformity with the requirements of the Securities Act and has been filed with the Commission under the Securities Act; and one or more amendments to such registration statement, including in each case an amended preeffective prospectus, copies of which amendments have heretofore been delivered to you, have been so prepared and filed (as so amended, the "Registration Statement"). If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the Registration Statement will be filed and must be declared effective before the offering of the Stock may commence, the term "Registration Statement" as used in this Agreement means the Registration Statement as amended by said post-effective amendment. The term "Registration Statement" as used in this Agreement shall also include any registration statement relating to the Stock that is filed and declared effective pursuant to Rule 462(b) under the Securities Act. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, (A) if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Securities Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b) and (B) if prospectuses that meet the requirements of Section 10(a) of the Securities Act are delivered pursuant to Rule 434 under the Securities Act, then (i) the term "Prospectus" as used in this Agreement means the "prospectus subject to completion" (as such term is defined in Rule 434(g) under the Securities Act) as supplemented by (a) the addition of Rule 430A information or other information contained in the form of prospectus delivered pursuant to Rule 434(b)(2) under the Securities Act or (b) the information contained in the term sheets described


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                                        3

     in Rule 434(b)(3) under the Securities Act, and (ii) the date of such prospectuses shall be deemed to be the date of the term sheets. The term "Preeffective Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

          (ii) The Commission has not issued or threatened to issue any order preventing or suspending the use of any Preeffective Prospectus, and, at its date of issue, each Preeffective Prospectus conformed in all material respects with the requirements of the Securities Act and did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, when the Registration Statement becomes effective and at all times subsequent thereto up to and including the Closing Dates (as hereinafter defined), the Registration Statement and the Prospectus and any amendments or supplements thereto contained and will contain all material statements and information required to be included therein by the Securities Act and conformed and will conform in all material respects to the requirements of the Securities Act and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, included or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations, warranties and agreements shall not apply to information contained in or omitted from any Preeffective Prospectus or the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information regarding any Underwriter furnished to the Company by or on behalf of any Underwriter, directly or through you, specifically for use in the preparation thereof; there is no lease, franchise, contract, agreement or document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed therein as required; and all descriptions of any such leases, franchises, contracts, agreements or documents contained in the Registration Statement are accurate and complete descriptions of such documents in all material respects.

          (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor entered into any transactions not in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), properties, business,


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     management,  prospects,  net worth or results of  operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole.

          (iv) The financial statements, together with the related notes and schedules, set forth in the Prospectus and elsewhere in the Registration Statement fairly present, on the basis stated in the Registration Statement, the financial position and the results of operations and changes in financial position of the entities purported to be shown thereby at the respective dates or for the respective periods therein specified and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Prospectus. The pro forma financial statements set forth in the Registration Statement fairly presents, on the basis stated in the Registration Statement, the information set forth therein, has been prepared in accordance with the Rules and Regulations and the guidelines of the Commission with respect to pro forma financial statements, has been properly compiled on the pro forma bases set forth therein and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The selected financial data set forth in the Prospectus under the caption "Selected Consolidated Financial Data" fairly present, on the basis stated in the Registration Statement, the information set forth therein.

          (v) Arthur Andersen, LLP, who have expressed their opinions on the audited financial statements and related schedules included in the Registration Statement and the Prospectus, are independent public
     accountants   as  required  by  the   Securities  Act  and  the  Rules  and
     Regulations.

          (vi) The Company has and each of its subsidiaries have been duly organized and are validly existing and in good standing as corporations under the laws of their respective jurisdictions of organization, with power and authority (corporate and other) to own or lease their properties and to conduct their businesses as described in the Prospectus; the Company is and each of its subsidiaries are in possession of and operating in compliance with all grants, authorizations, licenses, permits, consents, certificates and orders required for the conduct of their respective businesses, all of which are valid and in full force and effect; and the Company is and each of such subsidiaries are duly qualified to do business and in good standing as foreign corporations in all other jurisdictions where their ownership or leasing of properties or the conduct of their businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole. The Company has and each of its subsidiaries have all requisite power and authority, and all


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     necessary   grants,    authorizations,    licenses,    permits,   consents,
     certificates, orders, approvals, registrations and qualifications of and from all public regulatory or governmental agencies and bodies to own, lease and operate their respective properties and conduct their respective businesses as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially
     burdensome   restriction  not  adequately  disclosed  in  the  Registration
     Statement and the Prospectus. The Company's only significant subsidiaries (as defined in Rule 1-02(w) of Regulation S-X under the Securities Act) are those set forth in Exhibit 21 to the Registration Statement.

          (vii) The Company's authorized and outstanding capital stock is on the date hereof, and will be on the Closing Dates (as hereinafter defined), as set forth under the heading "Capitalization" in the Prospectus; the outstanding shares of Common Stock of the Company conform to the description thereof in the Prospectus and have been duly authorized and validly issued and are fully paid and nonassessable; and have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in and or contemplated by the Prospectus and the financial statements of the Company and related notes thereto included in the Prospectus, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, except for options granted subsequent to the date of information provided in the Prospectus pursuant to the Company's stock option plans disclosed in the Prospectus. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, as set forth in the Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. Except as set forth in the Prospectus, all outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and (except for directors' qualifying shares) are owned directly by the Company or by another wholly owned subsidiary of the Company free and clear of any liens, encumbrances, equities or claims.

          (viii) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Prospectus.



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          (ix)  Except  as set  forth in the  Prospectus,  there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or affiliates is a party or of which any property of the Company or any subsidiary or affiliate is subject, which, if determined adversely  to the  Company  or any  such  subsidiary  or  affiliate,  might individually or in the aggregate (i) prevent or adversely affect the transactions contemplated by this Agreement, (ii) suspend the effectiveness of the Registration Statement, (iii) prevent or suspend the use of the Prospectus in any jurisdiction or (iv) result in a material adverse change
     in  the  condition   (financial  or   otherwise),   properties,   business,
     management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole; and to the best of the Company's knowledge no such proceedings are threatened or contemplated against the Company or any subsidiary or affiliate by governmental authorities or others. The Company is not a party to nor subject to the provisions of any material injunction, judgment, decree or order of any
     court,   regulatory  body  or  other  governmental   agency  or  body.  The
     description   of  the  Company's   litigation   under  the  heading  "Legal
     Proceedings" in the Prospectus is true and correct and complies with the Rules and Regulations.

          (x) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its properties is or may be bound, the Certificate of Incorporation, By-laws or other organizational documents of the Company or any of its subsidiaries, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or result in the creation of a lien.

          (xi) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Securities Act or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

          (xii) The  statements  set  forth  under the  captions  "Risk  Factors
     Government Regulation," "Risk Factors - FDA Regulation" and "Business Government Regulation" in the Prospectus are accurate and fairly represent the information disclosed therein.



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          (xiii) The Company has the full corporate power and authority to enter into this Agreement and to perform its obligations hereunder (including to issue, sell and deliver the Stock), and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

          (xiv) The Company and its subsidiaries are in all material respects in compliance with, and conduct their businesses in conformity with, all applicable federal, state, local and foreign laws, rules and regulations of any court or governmental agency or body; to the knowledge of the Company, otherwise than as set forth in the Registration Statement and the Prospectus, no prospective change in any of such federal or state laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of the Company and its subsidiaries.

          (xv) The Company's conduct of its business complies in all material respects with the statutes relating to the corporate practice of medicine in each jurisdiction in which the Company does business, including in New York, New Jersey, Connecticut, Pennsylvania, Delaware, Georgia and Tennessee.

          (xvi) To the extent that the Company enters into risk-sharing or capitation arrangements in the manner described in the Prospectus, the Company is or will be exempt from regulation under any and all local, state and federal laws, rules and regulations pertaining to the regulation of insurance companies.

          (xvii) The Company and its subsidiaries have filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns and have paid all taxes shown as due thereon or with respect to any of their properties, and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that would adversely affect the financial position, business or operations of the Company and its subsidiaries.

          (xviii) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement, except for persons and entities who have expressly waived such right in connection with the Registration Statement or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.



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          (xix)  Neither  the  Company  nor any of its  officers,  directors  or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

          (xx) The Company has provided you with all financial statements since August 27, 1993 to the date hereof that are available to the officers of the Company, including financial statements for the months of [July and August] of 1997.

          (xxi) The Company and its subsidiaries own or possess all trademarks, trademark registrations, service marks, service mark registrations, tradenames, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing. The Company's business as now conducted and as proposed to be conducted does not and will not infringe or conflict with in any material respect patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person. No claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, tradename, copyright, trade secret, license in or other intellectual property right or franchise right of any person.

          (xxii) The Company and its subsidiaries have performed all material obligations required to be performed by them under all contracts required by Item 601(b)(10) of Regulation S-K under the Securities Act to be filed as exhibits to the Registration Statement, and neither the Company nor any of its subsidiaries nor any other party to such contract is in default under or in breach of any such obligations. Neither the Company nor any of its subsidiaries has received any notice of such default or breach.

          (xxiii) The Company is not aware that (A) any executive, key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary or (B) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company and its subsidiaries. Neither the Company nor any subsidiary has or expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the


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                                        9

     Company or any subsidiary makes or ever has made a contribution and in which any employee of the Company or any subsidiary is or has ever been a participant. With respect to such plans, the Company and each subsidiary are in compliance in all material respects with all applicable provisions of ERISA.

          (xxiv) The Company has  obtained  the written  agreement  described in
     Section 8(o) of this Agreement from each of its officers, directors and holders of Common Stock listed on Schedule C hereto.

          (xxv) The Company and its subsidiaries have, and the Company and its subsidiaries as of the Closing Dates will have, good and marketable title to all personal property owned or proposed to be owned by them which is material to the business of the Company or of its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not have a material adverse effect on the Company and its subsidiaries considered as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases (assuming the lessors under such leases have full right, power and authority to perform their obligations under such leases) with such exceptions as would not have a material adverse effect on the Company and its subsidiaries considered as a whole, in each case except as described in the Prospectus.

          (xxvi) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires, to obtain similar coverage from similar insurers as may be necessary to continue their business or to obtain any reinsurance in connection with risk-sharing or capitation arrangements which the Company may enter into as described in the Prospectus at a cost that would not materially and adversely affect the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, except as described in the Prospectus.

          (xxvii) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

          (xxviii) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i)


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                                       10

     transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxix) To the Company's knowledge, neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

          (xxx) Neither the Company nor any of its subsidiaries is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and the Company and its subsidiaries intend in the future to conduct their affairs in such a manner as to ensure that they will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

          (xxxi) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of medical wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or of any medical wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries had knowledge, except for any such spill, discharge, leak, emission, injection, escapes, dumpings and releases which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, such a material adverse effect; and the terms "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (xxxii) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company as to the matters covered thereby.

     (b)   Representations   and   Warranties  and  Agreements  of  the  Selling
Stockholders. Each Selling Stockholder represents and warrants to, and agrees with, the several Underwriters that:

          (i) Such Selling Stockholder now has, and on the Closing Dates will have, valid and marketable title to the Stock to be sold by such Selling Stockholder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, and has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement (each as hereinafter defined), and, to the extent such Selling Stockholder is not a natural person, has been duly organized and is validly existing and in good standing in its corporate or other capacity under the laws of its jurisdiction of organization.

          (ii) Such Selling Stockholder now has, and on the Closing Dates will have, upon delivery of and payment for each share of Stock hereunder, full right, power and authority, and any approval required by law to sell, transfer, assign and deliver the Stock being sold by such Selling Stockholder hereunder, and each of the several Underwriters will acquire valid and marketable title to all of the Stock being sold to the Underwriters by such Selling Stockholder, free and clear of any liens, encumbrances, equities claims, restrictions on transfer or other defects whatsoever.

          (iii) Such Selling Stockholder has duly executed and delivered a power of attorney, in substantially the form heretofore delivered by the Representatives (each, a "Power of Attorney"), appointing [Jonathan Edelson, M.D.], [Steven Hochberg] and [Alan B. Masarek], or any of them, as attorney-in-fact (the "Attorneys-in-fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to authorize the delivery of the shares of Stock to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement.

          (iv) Such Selling Stockholder has duly executed and delivered a custody agreement, in substantially the form heretofore delivered by the Representatives (each, a "Custody Agreement"), with [The Bank of New York] as custodian (each, a "Custodian"), pursuant to which certificates in negotiable form for the shares of Stock to be sold by such Selling Stockholder hereunder have been placed in custody for delivery under this Agreement.

          (v) Such Selling Stockholder has, by execution and delivery of each of this Agreement, the Power of Attorney and the Custody Agreement, created valid and binding obligations of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except to the extent that rights to indemnity hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

          (vi) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Securities Act, has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Stock.

          (vii) The performance of this Agreement, the Custody Agreement and the Power of Attorney, and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Securities Act, state securities laws or Blue Sky laws) and will not result in a breach or violation by such Selling Stockholder of any of the terms or provisions of, or constitute a default by such Selling Stockholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license, or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties, or to such Selling Stockholder's knowledge, any statute, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Stockholder or any of its properties.

          (viii) Such parts of the Registration Statement under the caption "Principal and Selling Stockholders" which specifically relate to such Selling Stockholder do not, and will not on the Closing Dates, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (ix) At any time during the period described in paragraph 4(c) hereof, if there is any change in the information referred to in paragraph 2(b)(ix) above, the Selling Stockholders will immediately notify you of such change.

     Each Selling Stockholder agrees that the shares of Stock represented by the certificates held in custody under its respective Custody Agreement are for the benefit of and coupled with and subject to the interests of the Underwriters, the other Selling Stockholders and the Company hereunder, and that the arrangement for such custody and the appointment of the Attorneys-in-fact are irrevocable; that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by death or incapacity, liquidation or distribution of such Selling Stockholder, or any other event; and that if such Selling Stockholder should die or become incapacitated or is liquidated or dissolved or any other event occurs, before the delivery of the Stock hereunder, certificates for the Stock to be sold by such Selling Stockholder in accordance with the terms and conditions of this Agreement and its applicable Custody Agreement, and action taken by the Attorneys-in-fact or any of them under the Power of Attorney shall be valid as if such death, incapacity, liquidation or dissolution or other event had not occurred, whether or not the applicable Custodian, the Attorneys-in-fact or any of them shall have notice of such death, incapacity, liquidation or dissolution or other event.

     3. Purchase by, and Sale and Delivery to, Underwriters--Closing Dates. The Company and the Firm Selling Stockholders agree, severally and not jointly, to sell to the Underwriters the Firm Stock, with the number of shares to be sold by the Company being 2,000,000 shares, and the number of shares to be sold by each Firm Selling Stockholder being that number set opposite its name in Schedule B; and on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase the Firm Stock from the Company and the Firm Selling Stockholders the number of shares of Firm Stock to be purchased by each Underwriter being set opposite its name in Schedule A, subject to adjustment in accordance with Section 12 hereof. The number of shares of Stock to be purchased by each Underwriter from each Firm Selling Stockholder hereunder shall bear the same proportion to the total number of shares of Stock to be purchased by such Underwriter hereunder as the number of shares of Stock being sold by each Firm Selling Stockholder bears to the total number of shares of Stock being sold by both Firm Selling Stockholders, subject to adjustment by the Representatives to eliminate fractions.

     The purchase price per share, net of commissions, to be paid by the Underwriters to the Company and the Firm Selling Stockholders will be $__.__ per share (the "Purchase Price").

     The Company and the Firm Selling Stockholders will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company and the Firm Selling Stockholders given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the First

Closing Date (as defined below) or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine, against payment of the aggregate Purchase Price therefor by wire transfer of immediately available funds, payable to the order of the Company and [The Bank of New York] as Custodian for the Firm Selling Stockholders, all at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022. The time and date of the delivery and closing shall be at 10:00 A.M., New York Time, on October __, 1997, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the "Firm Closing Date". The Firm Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement between the Company, the Firm Selling Stockholders and Cowen. The Firm Closing Date may be postponed pursuant to the provisions of
Section 12.

     The Company and the Firm Selling Stockholders shall make the certificates for the Stock available to the Representatives for examination on behalf of the Underwriters not later than 10:00 A.M., New York Time, on the business day preceding the Firm Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005.

     It is understood that Cowen, individually and not as Representative of the several Underwriters, may (but shall not be obligated to) make payment to the Company or the Firm Selling Stockholders on behalf of any Underwriter or Underwriters, for the Stock to be purchased by such Underwriter or Underwriters. Any such payment by Cowen shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

     The several Underwriters agree to make a public offering of the Firm Stock at the public offering price as soon after the effectiveness of the Registration Statement as in their judgment is advisable. The Representatives shall promptly advise the Company and the Firm Selling Stockholders of the making of the public offering.

     For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Company and certain of the Selling Stockholders hereby grant to the Underwriters an option to purchase, severally and not jointly, up to the aggregate number of shares of Optional Stock set forth opposite the Company's and each such Selling Stockholder's respective name on Schedule B hereto, for an aggregate of up to 375,000 shares. The price per share to be paid for the Optional Stock shall be the Purchase Price. The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than thirty (30) days subsequent to the effective date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Company and the Attorneys-in-fact, on behalf of the Selling Stockholders.

     The option granted hereby may be exercised by the Underwriters by giving written notice from Cowen to the Company and the Attorneys-in-fact, on behalf of the Selling Stockholders, setting forth the number of shares of the Optional Stock to be purchased by them and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the Firm Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than ten (10) business days after written notice is given. The Option Closing Date and the Firm Closing Date are herein called the "Closing Dates". All purchases of Optional Stock from the Company and the Selling Stockholders shall be made on a pro rata basis. Optional Stock shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name in Schedule A hereto bears to the total number of shares of Firm Stock (subject to adjustment by the Underwriters to eliminate odd lots). Upon exercise of the option by the Underwriters, the Company and the Selling Stockholders agree to sell to the Underwriters the number of shares of Optional Stock set forth in the written notice of exercise and the Underwriters agree, severally and not jointly and subject to the terms and conditions herein set forth, to purchase the number of such shares determined as aforesaid.

     The Company and the Selling Stockholders will deliver the Optional Stock to the Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company and the Attorneys-in-fact, on behalf of the Selling Stockholders given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine), against payment of the aggregate Purchase Price therefor by wire transfer of immediately available funds, payable to the order of the Company and to [The Bank of New York] as Custodian for the Selling Stockholders or payable as directed by such Custodian all at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022. The Company and the Selling Stockholders shall make the certificates for the Optional Stock available to the Underwriters for examination not later than 10:00 A.M., New York Time, on the business day preceding the Option Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005. The Option Closing Date and the location of delivery of, and the form of payment for, the Option Stock may be varied by agreement between the Company, the Selling Stockholders and Cowen. The Option Closing Date may be postponed pursuant to the provisions of Section 12.

     4. Covenants and Agreements of the Company. The Company covenants and agrees with the several Underwriters that:

          (a) The Company will (i) if the Company and the Representatives have determined not to proceed pursuant to Rule 430A, use its best efforts to cause the Registration Statement to become effective, (ii) if the Company and the Representatives have determined to proceed pursuant to Rule 430A, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 424 of the Rules and Regulations and (iii) if the Company and the Representatives have determined to deliver Prospectuses pursuant to Rule 434 of the Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof. The Company will advise the Representatives promptly as to the time at which the Registration Statement becomes effective, will advise the Representatives promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued. The Company will advise the Representatives promptly of the receipt of any comments of the
     Commission or any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information and will not at any time file any amendment to the Registration Statement or supplement to the Prospectus which shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object in writing or which is not in compliance with the Securities Act and the Rules and Regulations.

          (b) The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or the Prospectus which in the reasonable opinion of the Representatives may be necessary to enable the several Underwriters to continue the distribution of the Stock and will use its best efforts to cause the same to become effective as promptly as possible.

          (c) If at any time after the effective date of the Registration Statement when a prospectus relating to the Stock is required to be delivered under the Securities Act any event relating to or affecting the Company or any of its subsidiaries occurs as a result of which the Prospectus or any other prospectus as then in effect would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Representatives thereof and will prepare an amended or supplemented prospectus which will correct such statement or omission; and in case any Underwriter is required to deliver a prospectus relating to the Stock nine (9) months or more after the effective date of the Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

          (d) The Company will deliver to the Representatives, at or before the Closing Dates, conformed copies of the Registration Statement, as originally filed with the Commission, and all amendments thereto including all financial statements and exhibits thereto, and will deliver to the Representatives such number of copies of the Registration Statement, including such financial statements but without exhibits, and all amendments thereto, as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives, from time to time until the effective date of the Registration Statement, as many copies of the Preeffective Prospectus as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives on the date of the initial public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the Stock is required under the Securities Act, as many copies of the Prospectus, in final form or as thereafter amended or supplemented as the Representatives may reasonably request; provided, however, that the expense of the preparation and delivery of any prospectus required for use nine (9) months or more after the effective date of the Registration Statement shall be borne by the Underwriters required to deliver such prospectus.

          (e) The Company will make generally available to its stockholders as soon as practicable, but not later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement which will be in reasonable detail (but which need not be audited) and which will comply with Section 11(a) of the Securities Act, covering a period of at least twelve (12) months beginning after the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement.

          (f) The Company will cooperate with the Representatives to enable the Stock to be registered or qualified for offering and sale by the Underwriters and by dealers under the securities laws of such jurisdictions as the Representatives may designate and at the request of the Representatives will make such applications and furnish such consents to service of process or other documents as may be required of it as the issuer of the Stock for that purpose; provided, however, that the Company shall not be required to qualify to do business or to file a general consent (other than that arising out of the offering or sale of the Stock) to service of process in any such jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required of it as the issuer of the Stock to continue such qualifications in effect for so long a period as the Representatives may reasonably request for the distribution of the Stock. The Company will advise the Representatives promptly after the Company becomes aware of the suspension of the qualifications or registration of (or any such exception relating to) the Common Stock of the Company for offering, sale or trading in any jurisdiction or of any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any orders suspending such qualifications, registration or exception, the Company will, with the cooperation of the Representatives, use its best efforts to obtain the withdrawal thereof.

          (g) The Company will furnish to its stockholders annual reports containing financial statements certified by independent public accountants and with quarterly summary financial information in reasonable detail which may be unaudited. During the period of five (5) years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, (i) as soon as is practicable after the end of each fiscal year, copies of each Annual Report of the Company filed on Form 10-K containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants, (ii) as soon as they are available, copies of any other reports or communications of the Company (financial or other) which the Company shall publish or otherwise make available to any of its stockholders as such, (iii) as soon as practicable after the filing thereof, copies of each proxy statement, Quarterly Report on Form 10-Q, Report on Form 8-K or any report filed by the Company with the Commission, the NASD or any national securities exchange and (iv) from time to time such other information concerning the Company as the Representatives may reasonably request. So long as the Company has active subsidiaries, such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally. Separate financial statements shall be furnished for all subsidiaries whose accounts are not consolidated but which at the time are significant subsidiaries as defined in the Rules and Regulations.

          (h) The Company will use its best efforts to maintain the inclusion of the Stock on the Nasdaq National Market (or on a national securities exchange) for a period of five (5) years after the effective date of the Registration Statement.

          (i) The Company will maintain a transfer agent and registrar for its Common Stock.

          (j) Prior to filing its quarterly statements on Form 10-Q, the Company will have its independent auditors perform a limited quarterly review of its quarterly numbers.

          (k) Without the prior written consent of Cowen, the Company will not offer, sell, assign, transfer, encumber, contract or grant any option to purchase or otherwise dispose of any shares of Common Stock, options, rights or warrants to acquire shares of Common Stock, or securities exchangeable for or convertible into shares of Common Stock during the 90 days commencing on the date hereof, other than the Company's sale of Common Stock hereunder and the Company's issuance of Common Stock upon the exercise of warrants and stock options which are presently outstanding and described in the Prospectus, the Company's issuance of options under the Company's presently authorized stock option and purchase plans described in the Prospectus and the Company's issuance of Common Stock upon the exercise of any such options.

          (l) The Company will apply the net proceeds from the sale of the Stock as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of Item 504 of Regulation S-K.

          (m) The Company will supply the Representatives with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the offer and sale of the Stock under the Securities Act.

          (n) Prior to each of the Firm Closing Date and the Option Closing Date, the Company will furnish to the Representatives, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

          (o) Prior to the Firm Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company or any of its subsidiaries, the financial condition, results of operation, business, prospects, assets or liabilities of any of them, or the offering of the Stock, without the prior written consent of the Representatives. For a period of twelve (12) months following the Firm Closing Date, the Company will use its best efforts to provide to the Representatives copies of each press release or other public communications with respect to the financial condition, results of operations, business, prospects, assets or liabilities of the Company contemporaneously with the public issuance thereof.

          (p) The Company will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to each of the Firm Closing Date and the Option Closing Date and to satisfy all conditions precedent to the delivery of the Stock pursuant to this Agreement.

     5. Payment of Expenses. (a) The Company will pay (directly or by reimbursement) all costs, fees and expenses incurred in connection with expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement and in connection with the transactions contemplated hereby, including but not limited to (i) all expenses and taxes incident to the issuance and delivery of the Stock to the Representatives; (ii) all expenses incident to the registration of the Stock under the Securities Act;
(iii) the costs of preparing stock certificates (including printing and engraving costs) ; (iv) all fees and expenses of the registrar and transfer agent of the Stock; (v) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Stock to the Underwriters; (vi) fees and expenses of the Company's counsel and the Company's independent accountants; (vii) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, each Preeffective Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, the Selling Stockholders' Powers of Attorney, the Custody Agreement, the Agreement Among Underwriters between the Representatives and the
Underwriters, the Master Selected Dealers' Agreement, the Underwriters' Questionnaire and the Blue Sky memoranda and this Agreement; (viii) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with exemptions from the qualifying or registering (or obtaining qualification or registration of) all or any part of the Stock for offer and sale and determination of its eligibility for investment under the Blue Sky or other securities laws of such jurisdictions as the Representatives may designate; (ix) all fees and expenses paid or incurred in connection with filings made with the NASD; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

     (b) Each Selling Stockholder will pay (directly or by reimbursement) all fees and expenses incident to the performance of such Selling Stockholder's obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to any fees and expenses of counsel for such Selling Stockholder, such Selling Stockholder's pro rata share of fees and expenses of the Attorneys-in-fact and the Custodian and all expenses and taxes incident to the sale and delivery of the Stock to be sold by such Selling Stockholder to the Underwriters hereunder.

     (c) In addition to its other obligations under Section 6(a) hereof, the Company and each Selling Stockholder jointly and severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon (i) any statement or omission or any alleged statement or omission or (ii) any breach or inaccuracy in its representations and warranties, they will reimburse each Underwriter on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's and each Selling Stockholder's obligation to reimburse each Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return it to the Company and each Selling Stockholder, as the case may be, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by The Chase Manhattan Bank, New York, New York (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter in a timely manner as provided below shall bear interest at the Prime Rate from the due date for such reimbursement. This expense reimbursement agreement will be in addition to any other liability which the Company or any Selling Stockholder may otherwise have. The request for reimbursement will be sent to the Company with a copy to each Selling Stockholder.

     (d) In addition to its other obligations under Section 6(b) hereof, each Underwriter severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in Section 6(b) hereof which relates to written information regarding any Underwriter furnished to the Company by or on behalf of any Underwriter, directly or through you, specifically for use in the Registration Statement, it will reimburse the Company (and, to the extent applicable, each officer, director, or controlling person) or Selling Stockholder on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company (and, to the extent applicable, each officer, director, or controlling person) or Selling Stockholder for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director, or controlling person) or Selling Stockholder shall promptly return it to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (e) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in paragraphs (c) and/or (d) of this Section 5, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in paragraphs (c) and/or (d) of this Section 5 and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of this Section 5.

     6. Indemnification and Contribution. (a) The Company and the Management Selling Stockholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act and the respective officers, directors, partners, employees, representatives and agents of each such Underwriter (collectively, the "Underwriter Indemnified Parties" and, each, an "Underwriter Indemnified Party"), against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which may be based upon the Securities Act, or any other statute or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) includes or allegedly includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information regarding any Underwriter furnished to the Company by any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof. The Company and the Management Selling Stockholders will be entitled to participate at their own expense in the defense or, if they so elect, to assume the defense of any suit brought to enforce any such liability, but if the Company and the Management Selling Stockholders elect to assume the defense, such defense shall be conducted by counsel chosen by them. In the event the Company and the Management Selling Stockholders elect to assume the defense of any such suit and retain such counsel, any Underwriter Indemnified Parties, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company and the Management Selling Stockholders shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include any such Underwriter Indemnified Parties, and the Company and the Management Selling Stockholders and such Underwriter Indemnified Parties have been advised by counsel to the Underwriters that one or more legal defenses may be available to it or them which may not be available to the Company and the Management Selling Stockholders, in which case neither the Company nor either of the Management Selling Stockholders shall be entitled to assume the defense of such suit notwithstanding their obligation to bear the fees and expenses of such counsel. This indemnity agreement is not exclusive and will be in addition to any liability which the Company and the Management Selling Stockholders might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

     In making a claim for indemnification under this Section 6(a), the Underwriter Indemnified Parties may proceed against either (i) both the Company and the Management Selling Stockholders jointly or (ii) the Company only, but may not proceed solely against the Management Selling Stockholders. In the event that the Underwriter Indemnified Parties are entitled to seek indemnity or contribution hereunder against any loss, liability, claim, damage and expense incurred with respect to a final judgment from a trial court, then, as a precondition to any Underwriter Indemnified Party obtaining indemnification or contribution from either of the Management Selling Stockholders, the Underwriter Indemnified Parties shall first obtain a final judgment from a trial court that such Underwriter Indemnified Parties are entitled to indemnity or contribution under this Agreement with respect to such loss, liability, claim, damage or expense (the "Final Judgment") from the Company and the Management Selling Stockholders and shall seek to satisfy such Final Judgment in full from the Company by making a written demand upon the Company for such satisfaction. Only in the event such Final Judgment shall remain unsatisfied in whole or in part 45 days following the date of receipt by the Company of such demand shall any indemnified party have the right to take action to satisfy such Final Judgment by making demand directly on the Management Selling Stockholders (but only if and to the extent the Company has not already satisfied such Final Judgment, whether by settlement, release or otherwise). The Underwriter Indemnified Parties may exercise this right to first seek to obtain payment from the Company and thereafter obtain payment from the Management Selling Stockholders without regard to the pursuit by any party of its rights to the appeal of such Final Judgment. The Underwriter Indemnified Parties shall, however, be relieved of their obligation to first obtain a Final Judgment, seek to obtain payment from the Company with respect to such Final Judgment or, having sought such payment, to wait such 45 days after failure by the Company to immediately satisfy any such Final Judgment if (i) the Company files a petition for relief under the United States Bankruptcy Code (the "Bankruptcy Code"), (ii) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code,
(iii) the Company makes an assignment for the benefit of its creditors, or (iv) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets. The foregoing provisions of this paragraph are not intended to require any Underwriter Indemnified Party to obtain a Final Judgment against the Company or the Selling Stockholders before obtaining reimbursement of expenses (including the reasonable cost of investigating and defending against any claims and counsel fees incurred in connection therewith) pursuant to paragraph (a) of this Section 6. However, the Underwriter Indemnified Parties shall first seek to obtain such reimbursement in full from the Company by making a written demand upon the Company for such reimbursement. Only in the event such expenses shall remain unreimbursed in whole or in part 45 days following the date of receipt by the Company of such demand shall any Underwriter Indemnified Party have the right to receive reimbursement of such expenses from the Management Selling Stockholders by making written demand directly on the Management Selling Stockholders (but only if and to the extent the Company has not already satisfied the demand for reimbursement, whether by settlement, release or otherwise). The Underwriter Indemnified Parties shall, however, be relieved of their obligation to first seek to obtain such reimbursement in full from the Company or, having made written demand therefor, to wait such 45 days after failure by the Company to immediately reimburse such expenses if (i) the Company files a petition for relief under the Bankruptcy Code, (ii) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code, (iii) the Company makes an assignment for the benefit of its creditors, or (iv) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets.

     (b) Each Firm Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter Indemnified Party against any losses, claims, damages, liabilities or expenses (including, unless such Firm Selling Stockholder elects to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which may be based upon the Securities Act, or any other statute or at common law, on the ground or alleged ground that such parts of any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) under the caption "Principal and Selling Stockholders" that specifically relate to such Firm Selling Stockholder includes or allegedly includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information regarding any Underwriter furnished to the Company by any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof. Such Firm Selling Stockholder will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if such Firm
Selling Stockholder elects to assume the defense, such defense shall be conducted by counsel chosen by such Firm Selling Stockholder. In the event that any Firm Selling Stockholder elects to assume the defense of any such suit and retain such counsel, any Underwriter Indemnified Parties, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) such Firm Selling Stockholder shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include any such Underwriter Indemnified Parties, and such Firm Selling Stockholder and such Underwriter Indemnified Parties have been advised by counsel to the Underwriters that one or more legal defenses may be available to it or them which may not be available to such Firm Selling Stockholder, in which case such Firm Selling Stockholder shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. This indemnity agreement is not exclusive and will be in addition to any liability which such Firm Selling Stockholder might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party. The Company, the Management Selling Stockholders and the Firm Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to their respective amounts of such liability for which they each shall be responsible. Notwithstanding any other provision of this Section 6, the aggregate liability of any Firm Selling Stockholder pursuant to the provisions of this Section 6(b) shall be limited to an amount equal to the aggregate purchase price received by such Firm Selling Stockholder from the sale of such Firm Selling Stockholder's Stock hereunder.

     (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act (collectively, the "Company Indemnified Parties") and each Selling Stockholder and each person, if any, who controls a Selling Stockholder within the meaning of the Securities Act (collectively, the "Stockholder Indemnified Parties") against any losses, claims, damages, liabilities or expenses (including, unless the Underwriter or Underwriters elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act or any other federal, state, local or foreign statute or regulation, or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus, as from time to time amended and supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information regarding any Underwriter furnished to the Company by such Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided, however, that in no case is such Underwriter to be liable with respect to any claims made against any Company Indemnified Party or Stockholder Indemnified Party against whom the action is brought unless such Company Indemnified Party or Stockholder Indemnified Party shall have notified such Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company Indemnified

Party or Stockholder Indemnified Party, but failure to notify such Underwriter of such claim shall not relieve it from any liability which it may have to any Company Indemnified Party or Stockholder Indemnified Party otherwise than on account of its indemnity agreement contained in this paragraph. Such Underwriter shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if such Underwriter elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that any Underwriter elects to assume the defense of any such suit and retain such counsel, the Company Indemnified Parties or Stockholder Indemnified Parties and any other Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, respectively. The Underwriter against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without such Underwriter's consent. This indemnity agreement is not exclusive and will be in addition to any liability which such Underwriter might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to any Company Indemnified Party or Stockholder Indemnified Party.

     (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or
(c) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending, settling or compromising any such claim. Notwithstanding the provisions of this subsection
(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     7. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Stockholders, the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Stock.

     8. Conditions of Underwriters' Obligations. The respective obligations of the several Underwriters hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof and at and as of each of the Firm Closing Date and the Option Closing Date, of the representations and warranties made herein by the Company and the Selling Stockholders, to compliance at and as of such Closing Date by the Company and the Selling Stockholders with their covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to such Closing Date, and to the following additional conditions:

          (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, shall be threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. Any filings of the Prospectus, or any supplement thereto, required pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, shall have been made in the manner and within the time period required by Rule 424(b) and Rule 434 of the Rules and Regulations, as the case may be.

          (b) The Representatives shall have been satisfied that there shall not have occurred any change, on a consolidated basis, prior to such Closing Date in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole, such that (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of the Representatives, is material, or omits to state a fact which, in the opinion of the Representatives, is required to be stated therein or is necessary to make the statements therein not misleading, or (ii) it is unpracticable in the reasonable judgment of the Representatives to proceed with the public offering or purchase the Stock as contemplated hereby.

          (c) The Representatives shall be satisfied that no legal or governmental action, suit or proceeding affecting the Company which is material and adverse to the Company or which affects or may affect the Company's or any Selling Stockholder's ability to perform its respective obligations under this Agreement shall have been instituted or threatened and there shall have occurred no material adverse development in any existing such action, suit or proceeding.

          (d) At the time of execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP, independent certified public accountants, a letter, dated the date hereof, in form and substance satisfactory to the Underwriters.

          (e) The Representatives shall have received from Arthur Andersen, LLP, independent certified public accountants, a letter, dated such Closing Date, to the effect that such accountants reaffirm, as of such Closing Date, and as though made on such Closing Date, the statements made in the letter furnished by such accountants pursuant to paragraph (d) of this
     Section 8.

          (f) The Representatives shall have received from O'Sullivan Graev & Karabell, LLP, counsel for the Company, an opinion, dated such Closing Date, to the effect set forth in Exhibit I hereto.

          (g) The Representatives shall have received from O'Sullivan Graev & Karabell, LLP, special counsel for the Selling Stockholders, an opinion, dated such Closing Date, to the effect set forth in Exhibit II hereto.

          (h) The Representatives shall have received from Proskauer Rose Goetz & Mendelsohn LLP, special regulatory counsel for the Company, an opinion, dated such Closing Date, to the effect set forth in Exhibit III(a) hereto and a side letter, dated such Closing Date, to the effect set forth in
     Exhibit III(b) hereto.

          (i) The Representatives shall have received from King & Spalding, special regulatory counsel for the Company, an opinion, dated such Closing Date, to the effect set forth in Exhibit IV hereto.

          (j) The Representatives shall have received from Handal & Morofsky, patent counsel for the Company, an opinion, dated such Closing Date, to the effect set forth in Exhibit V hereto.

          (k) The Representatives shall have received from Shearman & Sterling, counsel for the Underwriters, their opinion or opinions dated such Closing Date with respect to the incorporation of the Company, the validity of the Stock, the Registration Statement and the Prospectus and such other related matters as it may reasonably request, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

          (l) The Representatives shall have received a certificate, dated such Closing Date, of the chief executive officer and the chief financial or accounting officer of the Company to the effect that:

               (i) No stop order suspending the effectiveness of the Registration Statement has been issued, and, to the best of the knowledge of the signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

               (ii) Neither any Preeffective Prospectus, as of its date, nor the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, as of the time when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (iii) The representations and warranties of the Company in this Agreement are true and correct at and as of such Closing Date, and the Company has complied with all the agreements and performed or satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

               (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, (i) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole; (ii) the business and operations conducted by the Company and its subsidiaries have not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially with the conduct of the business and operations of the Company and its subsidiaries considered as a whole; (iii) no legal or governmental action, suit or proceeding is pending or threatened against the Company or its subsidiaries which is material to the Company or its subsidiaries, whether or not arising from transactions in the ordinary course of business, or which may materially and adversely affect the transactions contemplated by this Agreement; (iv) since such dates and except as so disclosed, the Company and its subsidiaries have not incurred any material liability or obligation, direct, contingent or indirect, made any change in their capital stock (except pursuant to their stock plans), made any material change in their short-term or funded debt or repurchased or otherwise acquired any of the Company's or its subsidiaries capital stock; and (v) the Company and its subsidiaries have not declared or paid any dividend, or made any other distribution, upon their outstanding capital stock payable to stockholders of record on a date prior to such Closing Date.

          (m) The Representatives shall have received a certificate or certificates, dated such Closing Date, of each Attorney-in-fact, on behalf of the Selling Stockholders, to the effect that as of such Closing Date its representations and warranties in this Agreement are true and correct as if made on and as of such Closing Date, and that it has performed all its obligations and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

          (n) The Company and each of the Selling Stockholders shall have furnished to the Representatives such additional certificates as the Representatives may have reasonably requested as to the accuracy, at and as of such Closing Date, of the representations and warranties made herein by them and as to compliance at and as of such Closing Date by them with their covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to such Closing Date, and as to satisfactions of the other conditions to the obligations of the Underwriters hereunder.

          (o) Cowen shall have received the written agreements of the officers, directors and holders of Common Stock or holders of options or warrants in respect of Common Stock listed in Schedule C that each will not offer, sell, assign, transfer, encumber, contract or grant any option to purchase or otherwise dispose of any shares of Common Stock, options, rights or warrants to acquire shares of Common Stock, or securities exchangeable for or convertible into shares of Common Stock owned by them (including, without limitation, Common Stock of the Company which may be deemed to be beneficially owned by the Company in accordance with the Rules and Regulations) during the 90 days commencing on the Effective Date and such written agreements remain in full force and effect as of the date hereof.

          (p) The Stock shall have been approved for quotation on the Nasdaq National Market.

     All opinions, certificates, letters and other documents will be in compliance with the provisions hereunder only if they are satisfactory in form and substance to the Representatives. The Company will furnish to the Representatives conformed copies of such opinions, certificates, letters and other documents as the Representatives shall reasonably request. If any of the conditions hereinabove provided for in this Section shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to each of the Closing Dates, but Cowen shall be entitled to waive any of such conditions.

     9. Effective Date. This Agreement shall become effective immediately as to Sections 5, 6, 7, 9, 10, 11, 14, 15, 16, 17 and 18 and, as to all other provisions, at 11:00 a.m. New York City time on the first full business day following the effectiveness of the Registration Statement or at such earlier time after the Registration Statement becomes effective as the Representatives may determine on and by notice to the Company or by release of any of the Stock for sale to the public. For the purposes of this Section 9, the Stock shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Stock or upon the release by you of telegrams (i) advising Underwriters that the shares of Stock are released for public offering or (ii) offering the Stock for sale to securities dealers, whichever may occur first.

     10. Termination. This Agreement (except for the provisions of Section 5) may be terminated by the Company at any time before it becomes effective in accordance with Section 9 by notice to the Representatives and may be terminated by the Representatives at any time before it becomes effective in accordance with Section 9 by notice to the Company. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 5, 6 and 11 and other than as provided in Section 12 as to the liability of defaulting Underwriters.

     This Agreement may be terminated after it becomes effective by the Representatives by notice to the Company (i) if at or prior to the Firm Closing Date or the Option Closing Date trading in securities on any of the New York Stock Exchange, American Stock Exchange or Nasdaq National Market System shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market, or a banking moratorium shall have been declared by New York or United States authorities; (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) if at or prior to the Firm Closing Date or the Option Closing Date there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or (B) any change in financial markets or any calamity or crisis which, in the judgment of the Representatives, makes it impractical or inadvisable to offer or sell the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; (iv) if there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or the Optional Stock, as applicable, on the terms contemplated by the Prospectus; (v) if there shall be any litigation or proceeding, pending or threatened, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; or (vi) if there shall have occurred any of the events specified in the immediately preceding clauses (i) - (v) together with any other such event that makes it, in the judgment of the Representatives, impractical or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus.

     11. Reimbursement of Underwriters. Notwithstanding any other provisions hereof, if this Agreement shall not become effective by reason of any election of the Company or the Selling Stockholders pursuant to the first paragraph of
Section 10 or shall be  terminated  by the  Representatives  under  Section 8 or
Section 10, the Company will bear and pay the expenses specified in Section 5 hereof and, in addition to their obligations pursuant to Section 6 hereof, the Company will reimburse the reasonable out-of-pocket expenses of the several Underwriters (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with this Agreement and the proposed purchase of the Stock, and promptly upon demand the Company will pay such amounts to the Representatives.

     12. Substitution of Underwriters. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Stock hereunder and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

     If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters as provided in this Section 12, (i) the Company and the Selling Stockholders shall have the right to postpone the Closing Dates for a period of not more than five (5) full business days in order that the Company and the Selling Stockholders may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company, the Selling Stockholders or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of any non-defaulting Underwriter, the Selling Stockholders or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 6.

     13. Covenants and Agreements of the Selling Stockholders. Each Selling Stockholder covenants and agrees with the several Underwriters and the Company that:

          (a) For a period of 90 days after the date of this Agreement, without the consent of Cowen, such Selling Stockholder will not offer to sell, sell, contract to sell or otherwise dispose of any Stock or securities convertible into or exchangeable for Stock, including without limitation, Stock which may be deemed to be beneficially owned by such Selling Stockholder in accordance with the Rules and Regulations, except for the Stock being sold hereunder.

          (b) Each Selling Stockholder will pay or cause to be paid all transfer taxes with respect to the Stock to be sold by such Selling Stockholder.

          (c) Each Selling Stockholder will take all reasonable actions in cooperation with the Company and the several Underwriters to do and perform all things to be done and performed under this Agreement prior to each of the Firm Closing Date and the Option Closing Date and to satisfy all conditions precedent to the delivery of the Stock pursuant to this Agreement.

     14. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters shall be mailed, delivered or telegraphed and confirmed to you, as their Representatives, c/o Cowen & Company at Financial Square, New York, New York 10005 except that notices given to an Underwriter pursuant to
Section 6 hereof shall be sent to such Underwriter at the address furnished by the Representatives or, if sent to the Company, shall be mailed, delivered or telegraphed and confirmed to Advanced Health Corporation, 555 White Plains Road, Tarrytown, New York 10591, or if sent to the Selling Stockholders, shall be mailed, delivered or telegraphed and confirmed to the [Jonathan Edelson, M.D.], [Steven Hochberg] and [Alan B. Masarek], c/o [Advanced Health Corporation, 555 White Plains Road, Tarrytown, New York 10591].

     15. Successors. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company, and the Selling Stockholders and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Selling Stockholders contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any Underwriter or Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the indemnities of the several Underwriters shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement and the person or persons, if any, who control the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

     16. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York.

     17. Authority of the Representatives. In connection with this Agreement, Cowen will act for and on behalf of the several Underwriters, and any action taken under this Agreement by Cowen, as Representative will be binding on all the Underwriters.

     18. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     19. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

     In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representatives.

     20. Counterparts. This Agreement may be signed in two (2) or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                        Very truly yours,
                                        ADVANCED HEALTH CORPORATION


                                        By:_____________________________________
                                           Title:


                                        SELLING STOCKHOLDERS LISTED
                                             IN SCHEDULE B


                                        By:_____________________________________
                                           Attorney-in-fact
                                           Acting [on his own behalf
                                           and] on behalf of the Selling
                                           Stockholders listed in Schedule B.



Accepted and delivered in
New York, New York as of
the date first above written.

COWEN & COMPANY
HAMBRECHT & QUIST LLC
SBC WARBURG DILLON READ INC.
VOLPE BROWN WHELAN & COMPANY, LLC

  Acting on their own behalf
  and as Representatives of the several
  Underwriters referred to in the
  foregoing Agreement.

By: Cowen & Company


  By: __________________________
      Title: Managing Director

                                   SCHEDULE A




                                                          Number       Number of
                                                         of Firm       Optional
                                                          Shares        Shares
                                                          to be          to be
          Name                                          Purchased      Purchased
Cowen & Company....................................
Hambrecht & Quist LLC..............................
SBC Warburg Dillon Read Inc........................
Volpe Brown Whelan & Company, LLC..................
    Total..........................................      2,500,000       375,000
                                                         =========       =======

                                   SCHEDULE B




                                                          Number       Number of
                                                         of Firm       Optional
                                                          Shares        Shares
                                                        to be Sold    to be Sold
          Name
Advanced Health Corporation..........................    2,000,000       250,000


Firm Selling Stockholders
INVESCO Trust Company................................      300,000             0
21st Century Partnerships............................      200,000        50,000

Management Selling Stockholders
Jonathan Edelson, M.D................................            0        10,000
Steven Hochberg. ....................................            0        65,000


    Total............................................    2,500,000       375,000
                                                         =========       =======

                                   SCHEDULE C



                                                               Number of
                                                               Shares Subject to
Stockholders                                                   "Lock-Up" Letters

                                                                       EXHIBIT I

                [Letterhead of O'Sullivan Graev & Karabell, LLP]


Cowen & Company
Hambrecht & Quist LLC
SBC Warburg Dillon Read Inc.
Volpe Brown Whelan & Company, LLC
    As Representatives of the several
    Underwriters
c/o Cowen & Company
    Financial Square
    New York, New York 10005

                           Advanced Health Corporation


Ladies and Gentlemen:

     We have acted as counsel to Advanced Health Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company of an aggregate of 2,000,000 shares of the Company's Common Stock, par value $.01 per share (the "Shares"), to the Underwriters named in Schedule A of the Underwriting Agreement dated October __, 1997 (the "Underwriting Agreement") among the Company, the Selling Stockholders named in Schedule B to the Underwriting Agreement and Cowen & Company, Hambrecht & Quist LLC, SBC Warburg Dillon Read Inc. and Volpe Brown Whelan & Company, LLC, as representatives of the several Underwriters. This opinion is being delivered to you pursuant to
Section 8(f) of the Underwriting Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Underwriting Agreement.

     In this capacity, we have examined signed copies of the registration statement on Form S-1 (Registration No. 333-35115) (the "Registration Statement") filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission") on September 8, 1997, Amendment No. 1 to the Registration Statement filed with the Commission on September 10, 1997 and Amendment No. 2 to the Registration Statement filed with the Commission on __________ __, 1997. The Registration Statement, as amended at the time it became effective, including the information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, the exhibits and the schedules thereto, is hereinafter referred to as the "Registration Statement," and the final prospectus dated October __, 1997, in the form filed by the Company pursuant to Rule 424(b)(4) under the Securities Act, is hereinafter referred to as the "Prospectus."

     We have also examined the Underwriting Agreement and the originals, or copies identified to our satisfaction, of such corporate records of the Company, certificates of public officials, officers of the Company and other persons, and such other documents, agreements and instruments as we have deemed necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies. In rendering the opinions expressed below, we have relied as to certain factual matters, to the extent we deem proper, upon the representations and warranties contained in or made pursuant to the Underwriting Agreement and upon certificates of officers of the Company and certificates of public officials.

     With respect to our opinion set forth in Paragraph (ii) below, we have relied upon and assumed the accuracy of telephonic confirmation from the Staff of the Division of Corporation Finance of the Commission that the Registration Statement has become and remains effective under the Securities Act.

     As used in the opinions contained herein, the expressions "known to us," "to our knowledge" and "to the best of our knowledge" with reference to matters of fact mean that after an examination of documents in our files and considering the actual knowledge of those attorneys in our firm who have given substantive attention to this matter, but not including any constructive or imputed notice of any information, we have no reason to believe that the opinions expressed herein are factually incorrect. Without limiting the generality of the foregoing, with respect to our opinion in paragraph (xii) below, we have not conducted any docket or similar search and have relied upon certificates of officers of the Company. Beyond the foregoing, we have made no independent factual investigation for the purpose of rendering the opinions set forth herein.

     Our opinions expressed below are limited to the law of the State of New York, the General Corporation Law of the State of Delaware and the Federal securities law of the United States, and we do not express any opinion herein concerning any other law.

     Based upon and subject to the foregoing, we are of the opinion that:

          (i) Each of the Company and its subsidiaries has been duly organized and is validly existing and in good standing as a corporation under the law of its respective jurisdiction of organization, with full corporate power and authority to own or lease its properties and to conduct its business as described in the Prospectus;

          (ii) The Registration Statement has been declared effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and to the best of our knowledge, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

          (iii) The description of all contracts and other documents referred to in the Registration Statement and the Prospectus, and the summaries of, and other disclosures regarding, such contracts and other documents included in the Registration Statement and the Prospectus fairly present the information required to be disclosed with respect thereto; and, to our knowledge, there are no other contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

          (iv) The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

          (v) The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus;

          (vi) The Shares have been duly authorized, and when delivered to and paid for by the Underwriters in accordance with the terms of the
     Underwriting Agreement, will be validly issued, fully paid and non-assessable and the issuance of the Shares is not subject to any preemptive or to our knowledge similar rights;

          (vii) To our knowledge, all registration rights attached to any of the Company's shares have been duly waived with respect to the offering contemplated by the Prospectus;

          (viii) The issue and sale of the Shares and the performance by the Company of its obligations under the Underwriting Agreement will not result in any violation of the certificate of incorporation or by-laws of the Company or the provisions of the General Corporation Law of the State of Delaware or any applicable New York or Federal securities law or statute or any order known to us, rule or regulation of any New York or Federal court or governmental agency or body having jurisdiction over the Company or any of its properties (except that we render no opinion herein with respect to the compliance of the indemnification or contribution provisions of the Underwriting Agreement with the Federal securities laws);

          (ix) To the best of our knowledge, the execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms or provisions of any material agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its properties is bound or result in the creation of a lien under any of such agreement;

          (x) No consent, approval, authorization, order, registration or qualification of or with any New York or Federal court or governmental agency or body is required for the sale and issuance of the Shares or the performance of the Company of its obligations under the Underwriting Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act, as may be required under state securities or Blue Sky laws or under the rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Shares by the Underwriters.

          (xi) To our knowledge, based solely on an officer's certificate (without independent verification), the Company and its subsidiaries have performed all material obligations required to be performed by them under all contracts filed as exhibits to the Registration Statement.

          (xii) To the best of our knowledge, except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or affiliates is a party or of which any property of the Company or any subsidiary or affiliate is subject, which, if determined adversely to the Company or any such subsidiary or affiliate, might individually or in the aggregate (i) prevent or adversely affect the transactions contemplated by the Underwriting Agreement, (ii) suspend the effectiveness of the Registration Statement, (iii) prevent or suspend the use of the Prospectus in any jurisdiction or (iv) result in a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole; and to the best of our knowledge, no such proceedings are threatened or contemplated against the Company or any subsidiary or affiliate by governmental authorities or others.

          (xiii) Neither the Company nor its subsidiaries is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

          (xiv) The statements in the Prospectus under the caption "Description of Capital Stock" and "Shares Eligible for Future Sale", insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters; and

          (xv) The Registration Statement and the Prospectus (except for the financial statements, notes thereto and other financial information and schedules included therein or omitted therefrom as to which we have not been requested to express any opinion) appear on their face to have been appropriately responsive in all material respects to the requirements of the Securities Act.

     We have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, other than those mentioned in subparagraph (xiv) above. We have, however, generally reviewed and discussed such statements with certain officers of the Company, its auditors and with your representatives and their counsel. In the course of this review and discussion, no facts have come to our attention that lead us to believe that (i) the Registration Statement (except for the financial statements, notes thereto and other financial information and schedules included therein or omitted therefrom as to which we have not been requested to express any opinion or statement of belief), at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus (except for the financial statements, notes thereto and other financial information and schedules included therein or omitted therefrom as to which we have not been requested to express any opinion or statement of belief), at the time the Prospectus was issued or on the date hereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                      EXHIBIT II

                [Letterhead of O'Sullivan Graev & Karabell, LLP]


Cowen & Company
Hambrecht & Quist LLC
SBC Warburg Dillon Read Inc.
Volpe Brown Whelan & Company, LLC
    As Representatives of the several
    Underwriters
c/o Cowen & Company
    Financial Square
    New York, New York 10005

                           Advanced Health Corporation


Ladies and Gentlemen:

     We have acted as special counsel to the selling stockholders named in Schedule B to the Underwriting Agreement (as defined herein) (the "Selling
Stockholders"), in connection with the issuance and sale by the Selling Stockholders of an aggregate of 500,000 shares of the Company's Common Stock, par value $.01 per share (the "Shares"), to the Underwriters named in Schedule A of the Underwriting Agreement dated October __, 1997 (the "Underwriting Agreement") among the Company, the Selling Stockholders and Cowen & Company, Hambrecht & Quist LLC, SBC Warburg Dillon Read Inc. and Volpe Brown Whelan & Company, LLC, as representatives of the several Underwriters. This opinion is being delivered to you pursuant to Section 8(g) of the Underwriting Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Underwriting Agreement.

     In this capacity, we have examined signed copies of the registration statement on Form S-1 (Registration No. 333-35115) (the "Registration Statement") filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission") on September 8, 1997, Amendment No. 1 to the Registration Statement filed with the Commission on September 10, 1997 and Amendment No. 2 to the Registration Statement filed with the Commission on __________ __, 1997. The Registration Statement, as amended at the time it became effective, including the information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, the exhibits and the schedules thereto, is hereinafter referred to as the "Registration Statement," and the final prospectus dated October __, 1997, in the form filed by the Company pursuant to Rule 424(b)(4) under the Securities Act, is hereinafter referred to as the "Prospectus."

     We have also examined the Underwriting Agreement and the originals, or copies identified to our satisfaction, of such corporate records of the Company, certificates of public officials, officers of the Company and other persons, and such other documents, agreements and instruments as we have deemed necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies. In rendering the opinions expressed below, we have relied as to certain factual matters, to the extent we deem proper, upon the representations and warranties contained in or made pursuant to the Underwriting Agreement and upon certificates of each Attorney-in-fact, on behalf of the Selling Stockholders, and certificates of public officials.

     As used in the opinions contained herein, the expressions "to our knowledge" and "to the best of our knowledge" with reference to matters of fact mean that after an examination of documents in our files and considering the actual knowledge of those attorneys in our firm who have given substantive attention to this matter, but not including any constructive or imputed notice of any information, we have no reason to believe that the opinions expressed herein are factually incorrect. Without limiting the generality of the foregoing, with respect to our opinion in paragraph (iv) below, we have not conducted any docket or similar search and have relied upon certificates each Attorney-in-fact, on behalf of the Selling Stockholders. Beyond the foregoing, we have made no independent factual investigation for the purpose of rendering the opinions set forth herein.

     Our opinions expressed below are limited to the law of the State of New York, the General Corporation Law of the State of Delaware and the Federal securities law of the United States, and we do not express any opinion herein concerning any other law.

     Based upon and subject to the foregoing, we are of the opinion that:

          (i) Each Selling Stockholder, to the extent such Selling Stockholder is not a natural person, has been duly organized and is validly existing and in good standing in its corporate or other capacity under the laws of its jurisdiction of organization;

          (ii) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Stockholders;

          (iii) The Shares to be sold by the Selling Stockholders have been duly authorized, and when delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable;

          (iv) The execution and delivery by each Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, the Underwriting Agreement and the Custody Agreement and Power of Attorney of such Selling Stockholder will not contravene any provision of applicable law, or, to the best of our knowledge, any agreement or other instrument binding upon such Selling Stockholder, or to the best of our knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under the Underwriting Agreement, or the Custody Agreement or Power of Attorney of such Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

          (v) The Custody Agreement of each Selling Stockholder has been duly authorized, executed and delivered by each Selling Stockholder and is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms;

          (vi) Each Selling Stockholder has full legal right, power and authority, and any approval required by law (other than approval imposed by the applicable state securities and Blue Sky laws) to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided in the Underwriting Agreement and the Custody Agreement;

          (vii) To our knowledge after due inquiry, each Selling Stockholder has good and clear title to the Shares to be sold by such Selling Stockholder and upon delivery thereof, pursuant hereto and payment therefor, assuming the Underwriters purchase in good faith without notice of adverse claim under Section 8-302 of the Uniform Commercial Code, good and clear title will pass to the Underwriters, severally, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever; and

          (viii) The Power of Attorney signed by each Selling Stockholder appointing [Jonathan Edelson, M.D.], [Steven Hochberg] and [Alan B. Masarek], or any of them, as its Attorney-in-fact to the extent set forth in the Underwriting Agreement with regard to the transactions contemplated hereby and by the Registration Statement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms, and, pursuant to such Powers of Attorney, each of the Selling Stockholders has authorized [Jonathan Edelson, M.D.], [Steven Hochberg] and [Alan B. Masarek], or any of them, to execute and deliver on their behalf the Underwriting Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by them pursuant to the Underwriting Agreement.

     We have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus. We have, however, generally reviewed and discussed such statements with certain officers of the Company, its auditors and with your representatives and their counsel. In the course of this review and discussion, no facts have come to our attention that lead us to believe that (i) the Registration Statement (except for the financial statements, notes thereto and other financial information and schedules included therein or omitted therefrom as to which we have not been requested to express any opinion or statement of belief), at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus (except for the financial statements, notes thereto and other financial information and schedules included therein or omitted therefrom as to which we have not been requested to express any opinion or statement of belief), at the time the Prospectus was issued or on the date hereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                  EXHIBIT III(a)



              [Letterhead of Proskauer Rose Goetz & Mendelsohn LLP]


Cowen & Company
Hambrecht & Quist LLC
SBC Warburg Dillon Read Inc.
Volpe Brown Whelan & Company, LLC
    As Representatives of the several
    Underwriters
c/o Cowen & Company
    Financial Square
    New York, New York 10005

                           Advanced Health Corporation


Ladies and Gentlemen:

     We have acted as special health care regulatory counsel to Advanced Health Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company of an aggregate of 2,000,000 shares of the Company's Common Stock, par value $.01 per share (the "Shares"), to the Underwriters named in Schedule A of the Underwriting Agreement dated October __, 1997 (the "Underwriting Agreement") among the Company, the Selling Stockholders named in Schedule B of the Underwriting Agreement and Cowen & Company, Hambrecht & Quist LLC, SBC Warburg Dillon Read Inc. and Volpe Brown Whelan & Company, LLC, as representatives of the several Underwriters. This opinion is being delivered to you pursuant to Section 8(h) of the Underwriting Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Underwriting Agreement.

     Our opinion expressed below is limited to the law of the State of New York and the Federal Law of the United States, and we do not express any opinion herein concerning any other law.

     Based upon and subject to the foregoing, we are of the opinion that:

          (i) The statements set forth under the captions "Risk Factors Government Regulation" and "Business - Government Regulation" (other than the statements under the caption "- FDA Regulation" in such section, as to which we have not been requested to, and do not, express an opinion) in the Prospectus insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters.

          This opinion is given to you solely for your benefit and the benefit of the Underwriters represented by you in connection with the issuance of the Prospectus. This opinion may not be relied upon by you or such Underwriters for any other purpose or furnished to, quoted or relied upon by any other person, firm or corporation for any purpose without our express written consent.

                                                                  EXHIBIT III(b)

              [Letterhead of Proskauer Rose Goetz & Mendelsohn LLP]


Cowen & Company
Hambrecht & Quist LLC
SBC Warburg Dillon Read Inc.
Volpe Brown Whelan & Company, LLC
    As Representatives of the several
    Underwriters
c/o Cowen & Company
    Financial Square
    New York, New York 10005

                           Advanced Health Corporation


Ladies and Gentlemen:

     We have served only as special health care regulatory counsel to Advanced Health Corporation, a Delaware corporation (the "Company"), and have advised the Company in that capacity in regard to health care regulatory requirements related to certain of its New York State transactions in connection with the issuance and sale by the Company of an aggregate of 2,000,000 shares of the Company's Common Stock, par value $.01 per share (the "Shares"), to the Underwriters named in Schedule A of the Underwriting Agreement dated October __, 1997 (the "Underwriting Agreement") among the Company, the Selling Stockholders named in Schedule B of the Underwriting Agreement and Cowen & Company, Hambrecht & Quist LLC, SBC Warburg Dillon Read Inc. and Volpe Brown Whelan & Company, LLC, as representatives of the several Underwriters. This opinion is being delivered to you pursuant to Section 8(h) of the Underwriting Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Underwriting Agreement.

     In our capacity as special health care regulatory counsel, we participated in conferences with certain officers of the Company concerning the preparation of those portions of the Registration Statement and the Prospectus referred to in the next paragraph.

     Although we have not independently verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, and in view of the limitations inherent in our limited engagement we cannot and do not assume responsibility or pass on the accuracy of such statements except to the extent set forth in our opinion letter to you dated October __, 1997, no facts have come to our attention that lead us to believe that the statements set forth in the Registration Statement under the captions "Risk Factors -

Government Regulation" and "Business - Government Regulation" (excluding the statements under the caption "FDA Regulation" which for the purposes of this letter, are outside the scope of the statements contained herein), at the time the Registration Statement was declared effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, with respect to the above-specified text captions, at the time the Registration Statement was declared effective, or on the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                                                      EXHIBIT IV



                         [Letterhead of King & Spalding]


Cowen & Company
Hambrecht & Quist LLC
SBC Warburg Dillon Read Inc.
Volpe Brown Whelan & Company, LLC
As Representatives of the several
Underwriters
c/o Cowen & Company
Financial Square
New York, New York 10005


                           Advanced Health Corporation


Ladies and Gentlemen:

     We have acted as special regulatory counsel to Advanced Health Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company of an aggregate of 2,000,000 shares of the Company's Common Stock, par value $.01 per share (the "Shares"), to the Underwriters named in Schedule A of the Underwriting Agreement dated October __, 1997 (the "Underwriting Agreement") among the Company, the Selling Stockholders named in Schedule B of the Underwriting Agreement and Cowen & Company, Hambrecht & Quist LLC, SBC Warburg Dillon Read Inc. and Volpe Brown Whelan & Company, LLC, as representatives of the several Underwriters. This opinion is being delivered to you pursuant to Section 8(i) of the Underwriting Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Underwriting Agreement.

     Our opinion expressed below is limited to the Federal Law of the United States, and we do not express any opinion herein concerning any other law.

     Based upon and subject to the foregoing, we are of the opinion that:

          (i) The statements set forth under the caption "Risk Factors - FDA Regulation" and under the caption "Business - Government Regulation -- FDA Regulation" in the Prospectus insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters.

     Although we have not independently verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, no facts have come to our attention that lead us to believe that the above-listed portions of the Registration Statement, at the time the Registration Statement was declared effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, at the time the Registration Statement was declared effective, or on the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                                                       EXHIBIT V


                       [Letterhead of Handal & Morofsky ]


Cowen & Company
Hambrecht & Quist LLC
SBC Warburg Dillon Read Inc.
Volpe Brown Whelan & Company, LLC
    As Representatives of the several
    Underwriters
c/o Cowen & Company
    Financial Square
    New York, New York 10005

                           Advanced Health Corporation


Ladies and Gentlemen:

     We have acted as special patent counsel to Advanced Health Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company of an aggregate of 2,000,000 shares of the Company's Common Stock, par value $.01 per share (the "Shares"), to the Underwriters named in Schedule A of the Underwriting Agreement dated October __, 1997 (the "Underwriting Agreement") among the Company, the Selling Stockholders named in Schedule B of the Underwriting Agreement and Cowen & Company, Hambrecht & Quist LLC, SBC Warburg Dillon Read Inc. and Volpe Brown Whelan & Company, LLC, as representatives of the several Underwriters. This opinion is being delivered to you pursuant to Section 8(j) of the Underwriting Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Underwriting Agreement.

     Our opinions expressed below are limited to the law of the State of New York, and the Federal Law of the United States, and we do not express any opinion herein concerning any other law.

     Based upon and subject to the foregoing, we are of the opinion that:

          (i) We have no knowledge of any fact which would preclude the Company from having clear title to any patent applications referenced in the Prospectus;

          (ii) To the best of our knowledge, the Company does not lack and will not be unable to obtain any rights or licenses to use any patent or know-how necessary to conduct the business now conducted by the Company as described in the Prospectus. However, no search has been made to ascertain the existence of proprietary positions of others;

          (iii) To the best of our knowledge, except as disclosed in the Prospectus, the Company has not received any notice of infringement or of conflict with rights or claims of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which could result in any material adverse effect upon the Company.

          (iv) We are not aware of any patents of others which are infringed by specific products or processes referred to in the Prospectus in such manner as to materially and adversely affect the Company; however, we note that no search for such patents has been made;

          (v) To the best of our knowledge, except for the application procedures instituted by the Company to obtain patents and trademarks, and except as disclosed in the Prospectus, there are no legal or governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks or other proprietary information or materials of the Company, and to the best of our knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

          (vi) To the best of our knowledge, there are no material contracts or other material documents relating to the Company's patents or proprietary information; and

          (vii) The statements under the captions "Risk Factors - Dependence on Proprietary Assets" and "Business - Proprietary Rights" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters.

     Although we have not independently verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, no facts have come to our attention that lead us to believe that the above-listed portions of the Registration Statement, at the time the Registration Statement was declared effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, at the time the Registration Statement was declared effective, or on the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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